PROMISSORY NOTE EXTENSION AGREEMENT

ADDENDUM TO NOTES UNDER LOAN AGREEMENT: SENIOR SECURED LOAN AGREEMENT 2.16.15

Extended to February 15, 2016

August 16, 2015

THIS PROMISSORY NOTE EXTENSION AGREEMENT (“Agreement") is made and entered into effective as of August 16, 2015, by and among HEATWURX, INC a Delaware organization ("Borrower"), and JMW FUND, LLC; RICHLAND FUND, LLC and SAN GABRIEL FUND, LLC (collectively the "Lenders").

R E C I T A L S: ----------------

A. Borrower and Lenders are parties to a Promissory Notes under the Senior Secured Loan agreement dated February 16, 2015, in the aggregate principal amount of Nine hundred forty seven thousand, three hundred sixty dollars and 52/100 ($947,306.52) ("Notes"). B. The first tranche of notes matured on August 16, 2015, and the parties hereto have entered into this Agreement for purposes of extending the maturity date of the Notes. NOW, THEREFORE, for valuable consideration, the parties hereto agree as follows: 1. PRINCIPAL BALANCE. The outstanding principal amounts due under the Notes, as defined in LOAN ADVANCES AND PAYMENTS OF PRINCIPAL Schedule A: JMW FUND, LLC; Schedule B: RICHLAND FUND, LLC, and Schedule C: SAN GABRIEL FUND, LLC; is currently Nine hundred forty seven thousand, three hundred sixty dollars and 52/100 ($947,306.52). In addition, interest has accrued and continues to accrue under the terms of the Notes. Borrower shall pay interest and continue to accrue monthly interest under the terms of the Notes until the Due Date, as amended hereby. 2. DUE DATE. The Due Date as defined in the Notes is hereby extended to February 15, 2016, on which date all principal and interest remaining outstanding shall be paid in full without further notice or demand. 3. MISCELLANEOUS. Borrower covenants and agrees with Lenders that it has no defenses to the payment of the Notes and the performance of Borrower's obligations thereunder. Except as expressly modified herein, all other terms and provisions of the Notes shall remain in full force and effect.

PAYEE: JMW FUND, LLC

By:	/s/ John McGrain
Name:	John McGrain
Title:	Manager

PAYEE: RICHLAND FUND, LLC

By:	/s/ John McGrain
Name:	John McGrain
Title:	Manager

PAYEE: SAN GABRIEL FUND, LLC

By:	/s/ John McGrain
Name:	John McGrain
Title:	Manager

COMPANY: ACCEPTED AND AGREED:

By:	/s/ Heather Kearns
Name:	Heather Kearns
Title:	Interim CEO

SCHEDULE A

[LOAN ADVANCES AND PAYMENTS OF PRINCIPAL]

(JMW FUND, LLC)

		Amount of
	Amount of Term	Principal Paid or	Unpaid Principal	Notation Made
Date	Loan Advance	Prepaid	Balance	By
2/5/15	$40,000	0	$40,000	Heather Kearns
2/23/15	$40,000	0	$40,000	Heather Kearns
2/24/15	$50,000	0	$50,000	Heather Kearns
3/3/15	$40,000	0	$40,000	Heather Kearns
3/11/15	$30,000	0	$30,000	Heather Kearns
4/13/15	$30,000	0	$30,000	Heather Kearns
4/24/15	$33,000	0	$33,000	Heather Kearns
5/11/15	$20,000	0	$20,000	Heather Kearns
5/26/15	$25,000	0	$25,000	Heather Kearns
6/30/15	$69,744.19	0	$69,744.19	Heather Kearns
7/16/15	$3,000	0	$3,000	Heather Kearns
8/11/15	$10,000	0	$10,000	Heather Kearns

SCHEDULE B

[LOAN ADVANCES AND PAYMENTS OF PRINCIPAL]

(RICHLAND FUND, LLC)

		Amount of
	Amount of Term	Principal Paid or	Unpaid Principal	Notation Made
Date	Loan Advance	Prepaid	Balance	By
2/5/15	$10,000	0	$10,000	Heather Kearns
2/23/15	$20,000	0	$20,000	Heather Kearns
2/26/15	$50,000	0	$50,000	Heather Kearns
3/11/15	$30,000	0	$30,000	Heather Kearns
4/24/15	$33,000	0	$33,000	Heather Kearns
5/11/15	$15,000	0	$15,000	Heather Kearns
5/26/15	$25,000	0	$25,000	Heather Kearns
6/30/15	$34,872.14	0	$34,872.14	Heather Kearns
7/16/15	$3,000	0	$3,000	Heather Kearns
8/11/15	$10,000	0	$10,000	Heather Kearns

SCHEDULE C

[LOAN ADVANCES AND PAYMENTS OF PRINCIPAL]

(SAN GABRIEL FUND, LLC)

		Amount of
	Amount of Term	Principal Paid or	Unpaid Principal	Notation Made
Date	Loan Advance	Prepaid	Balance	By
2/5/15	$40,000	0	$40,000	Heather Kearns
2/23/15	$40,000	0	$40,000	Heather Kearns
2/24/15	$50,000	0	$50,000	Heather Kearns
3/13/15	$30,000	0	$30,000	Heather Kearns
4/24/15	$33,000	0	$33,000	Heather Kearns
5/11/15	$15,000	0	$15,000	Heather Kearns
6/30/15	$69,744.19	0	$69,744.19	Heather Kearns
7/16/15	$3,000	0	$3,000	Heather Kearns
8/11/15	$10,000	0	$10,000	Heather Kearns